                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of May 26, 2000, by and between CyNet, Inc., a Texas corporation (the "Company"), and Houston Economic Opportunity Fund, L. P., a Delaware limited partnership ("HEOF"), to be effective as provided in
Section 3.3. This Agreement amends and restates in its entirety that certain Registration Rights Agreement, dated September 30, 1999, by and between the Company and HEOF.

                  This Agreement is being entered into pursuant to that Stock Exchange Agreement, dated of even date herewith, by and between the Company and HEOF (the "SERIES C EXCHANGE AGREEMENT").

                  1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" means the Class A Common Stock, no par value, of the Company.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                   "HOLDERS" shall mean HEOF and any Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 2.9 hereof.

                   "INITIATING HOLDER" shall mean any Holder, holding at least 200,000 shares of Registrable Securities, who initiates a demand or piggyback registration in accordance with this Agreement.

                  "PREFERRED STOCK" means the Series D Redeemable Convertible Preferred Stock, no par value per share and stated value $1.25 per share, of the Company issued to HEOF pursuant to the Stock Purchase Agreement and the Series C Exchange Agreement.

                  "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable upon conversion of the Preferred Stock (the "Conversion Shares"), in payment of dividends in accordance with the terms of the Preferred Stock ("Dividend Shares") and upon exercise of the Warrant (the "Warrant Shares"), and upon any stock split, stock dividend, recapitalization or similar event with respect to such Conversion Shares, Dividend Shares, Warrant Shares or any Preferred Stock and (ii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, Registrable Securities; PROVIDED, HOWEVER, that Registrable Securities shall include (but not be limited to) a number of shares of Common Stock (the "Required Number") equal to no less than the greater of (x) 3,331,200 shares of Common Stock, or (y) 200% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Preferred Stock and 100% of the number of shares of Common Stock which would be issuable upon exercise of the Warrant, assuming such conversion and exercise of the Warrant occurred on the date hereof or the date on which a registration statement including the Registrable Securities is filed by the Company, whichever date would result in the greater number of Registrable Securities. Notwithstanding anything contained herein to the contrary, if the actual number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrant exceeds the Required Number, the term "Registrable Securities" shall be deemed to include such additional shares of Common Stock as are necessary to include all of the shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrant.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "REGISTRATION EXPENSES" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with Sections 2.1, 2.2 and 2.5 hereof, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  "RULE 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all fees and disbursements of counsel for any Holder.

                  "SERIES C EXCHANGE AGREEMENT" means that certain Stock Exchange Agreement, dated the date hereof, by and between the Company and HEOF wherein HEOF agrees to exchange its shares of the Company's Series C Redeemable Callable Preferred Stock for additional shares of the Company's Series D Redeemable Convertible Preferred Stock.

                  "STOCK PURCHASE AGREEMENT" means that certain Stock Purchase Agreement, dated February 3, 2000, by and between the Company and HEOF.

                  "WARRANT" means that certain Warrant to purchase shares of Common Stock in CyNet, Inc., dated September 30, 1999 and expiring on September 30, 2002, issued by the Company to HEOF.

                  2. REGISTRATION RIGHTS.

                  2.1 DEMAND REGISTRATION.

                  (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders at any time after the effective date hereof a written request that the Company effect a registration, qualification or compliance with respect to shares of Registrable Securities then outstanding, the Company will:

                  (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                  (ii) as soon as practicable, use all reasonable good faith efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities law and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as may be reasonably required to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.1:

                           (A) In any particular jurisdiction in which the
                  Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (B) During the period starting with the date sixty
                  (60) days prior to the Company's estimated date of filing of, and ending on the date one hundred twenty (120) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), providing that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective (and provided, further, that the Company cannot, pursuant to this Section 2.1(a)(ii)(B), delay implementation of a demand for registration more than once in any twelve (12) month period);

                           (C) After the Company has effected two such
                  registrations pursuant to this subparagraph 2.1(a) and such registrations have been declared or ordered effective; PROVIDED, HOWEVER, that in the event that less than seventy five percent (75%) of the shares requested to be registered by the Initiating Holder are in fact registered and sold in connection with any registration, such registrations shall not be counted as the registrations permitted by this Section 2.1(a)(ii)(C);

                           (D) If the Initiating Holder does not request that
                  such offering be firmly underwritten by underwriters selected by the Initiating Holder (subject to the consent of the Company, which consent will not be unreasonably withheld); or

                           (E) If the Company and the Initiating Holder are
                  unable to obtain the commitment of the underwriter described in clause (D) above to firmly underwrite the offer.

                  (b) ADDITIONAL PROVISIONS. Subject to the foregoing clauses
(A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holder; PROVIDED that if the Company shall furnish to such Initiating Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, or that a delay in the filing of any registration statement is necessary in light of a pending corporate development, then the Company's obligation to use all reasonable good faith efforts to register, qualify or comply under this
Section 2.1 shall be deferred (with respect to any demand for registration hereunder) for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Initiating Holder, PROVIDED that the Company cannot, pursuant to this Section 2.1(b) delay implementation of a demand for registration more than once in any twelve (12) month period.

                  (c) UNDERWRITING. In the event that a registration pursuant to
Section 2.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 2.1(a)(i). In such event, the right of any Holder to registration pursuant to Section 2.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

                  (d) PROCEDURES. The Company shall (together with the Holders who have elected to participate in such offering) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Holder, but subject to the Company's reasonable approval. Notwithstanding anything herein to the contrary, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall so advise all Holders and other holders of Company securities who have registration rights, and the number of shares that may be included in the registration and underwriting shall be allocated among the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of them at the time of filing the registration statement; PROVIDED that the number of Registrable Securities requested to be included in such registration shall be reduced only after all securities held by holders of the Company's securities which are not Registrable Securities, whose rights to distribute such securities through such underwriting are junior to those of the Holders, have been eliminated from such registration. No shares of Common Stock to be registered, which are not Registrable Securities, excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

                  If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall be withheld from the market for a period of one hundred twenty (120) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

                  (e) SALES FOR COMPANY ACCOUNT. The Company shall be entitled to register securities for sale for its own account in any registration requested pursuant to this Section 2.1 unless the underwriter shall indicate in writing to the Initiating Holders that the inclusion of the shares to be sold for the account of the Company will adversely affect the registration, the price of the shares to be sold or the number of shares to be sold for the account of the Holders. The Company may not otherwise cause any other registration of securities for sale for its own account (other than a registration effected solely to implement a stock option plan or other employee benefit plan or a transaction contemplated by Rule 145 of the Commission) to be initiated after a registration requested and effective pursuant to Section 2.1 and to become effective less than ninety (90) days after the effective date of any registration requested pursuant to Section 2.1.

                  2.2 COMPANY REGISTRATION.

                  (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Rule 145 transaction, the Company will:

                  (i) promptly give to each Holder written notice thereof; and

                  (ii) use all reasonable good faith efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder.

                  (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event the right of any Holder to registration pursuant to Section 2.2 shall be conditioned upon such Holder's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

                  Notwithstanding anything herein to the contrary, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and underwriting, and the number of Registrable Securities that may be included in the registration and underwriting by the Holders shall be allocated among the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each Holder, at the time of filing the registration statement; PROVIDED that the number of the Registrable Securities requested to be included in such registration shall be reduced only after (i) first, all securities held by holders of the Company's securities whose rights to distribute such securities through such underwriting are junior to those of the Holders and Additional Holders (defined below) have been eliminated from such registration and (ii) second, all securities held by Additional Holders of the Company's securities whose rights to distribute such securities through such underwriting are pari passu to those of the Holders (as determined in accordance with Section 2.3 below) have been proportionately reduced in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any Holder to the nearest one hundred (100) shares.

                  If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall be withdrawn from the market for a period of one hundred twenty (120) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

                  2.3 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company agrees and covenants that it will not grant or allow any persons any registration rights with respect to any securities of the Company which rights are superior to the rights granted herein to HEOF or would otherwise reduce the amount of Registrable Securities that would be included in any registration hereunder, without the prior written consent of HEOF, in which event the additional holders (the "Additional Holders") may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such Additional Holders shall be identified on Exhibit A, attached hereto, and shall execute either a counterpart of this Agreement or a separate registration rights agreement with terms not in conflict with this Agreement. Upon execution of a counterpart of this Agreement by an Additional Holder and the Company, such Additional Holder shall be considered a Holder for all purposes of this Agreement. The Additional Holders and the additional Registrable Securities shall be identified on Exhibit A, attached hereto, which shall specify that each such Additional Holder is a holder of Common Stock or securities convertible into, or exercisable for the purchase of Common Stock. In the event that the Company authorizes registration rights which are superior in any way to those granted herein to the Additional Holders without such prior written consent, the Holders shall be entitled to the same rights.

                  2.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1 and 2.2 hereof shall be borne by the Company; PROVIDED, HOWEVER, that the Holder shall bear the Registration Expenses for the second registration pursuant to Section 2.1; PROVIDED FURTHER, HOWEVER, that if the Holder bears the Registration Expenses for any registration proceeding begun pursuant to Section 2.1 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 2.1 hereof, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, in which event such registration shall not be treated as a registration for purposes of Section 2.1 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

                  2.5 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                  (a) Prepare and file with the Commission a registration statement (including any amendments and supplements as may be necessary) with respect to such securities and use its best lawful efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or, if a shorter period, until the distribution described in the Registration Statement has been completed;

                  (b) Use all reasonable good faith efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (c) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (d) Furnish to each underwriter such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter, and promptly furnish to each underwriter and Holder or Preferred Holder, as applicable, notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities; and

                  (e) Use all reasonable good faith efforts to cause all Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; and if not so listed, use all reasonable good faith efforts to be listed on the NASDAQ NMS system.

                  2.6      INDEMNIFICATION.

                  (a) To the extent permitted by law, the Company will indemnify each Holder participating in a registration pursuant to this Agreement, its affiliates and partners and each of their officers, directors, and employees, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, its affiliates and partners, and each of their officers, directors and employees, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, PROVIDED, HOWEVER, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld), and PROVIDED FURTHER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424 of the Commission, the indemnity agreement herein shall not inure to the benefit of any underwriter or (if there is no underwriter) any Holder if a copy of the final prospectus filed pursuant to Rule 424 was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                  (b) To the extent permitted by law, each Holder will, if Registrable Securities are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement by such Holder (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission by such Holder (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use therein; PROVIDED, HOWEVER, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to Rule 424 of the Commission, the indemnity agreement herein shall not inure to the benefit of the Company, any underwriter or (if there is no underwriter) any Holder if a copy of the final prospectus filed pursuant to Rule 424 was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                  (c) Each party entitled to indemnification under this Section
2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate or different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

                  (d) If the indemnification provided for in this Section 2.6 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and all shareholders offering securities in the offering (the "Selling Shareholders") on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Shareholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Shareholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling

Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 2.6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 2.6(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 2.6(c) hereof. Notwithstanding the provisions of this Section 2.6(d), no Selling Shareholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Notwithstanding the foregoing provisions of this Section 2.6, if pursuant to an underwritten public offering of capital stock of the Company, the Company, the Selling Shareholders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties thereto in connection with such offering, the indemnification provisions of this Section 2.6, to the extent they are in conflict therewith, shall be deemed inoperative for the purpose of such offering, except as to any parties to this Agreement who are not parties to such subsequent underwriting or purchase agreement.

                  2.7 CERTAIN INFORMATION.

                  (a) As a condition to exercising the registration rights provided for herein, each Holder, with respect to any Registrable Securities included in any registration, shall furnish the Company such information regarding such Holder, the Registrable Securities and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in
Section 2.

                  (b) The failure of any Holder to furnish the information requested pursuant to Section 2.7(a) shall not affect the obligation of the Company under Section 2 to the remaining Holder(s) who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

                  (c) Each Holder, with respect to any Registrable Securities included in any registration, shall cooperate in good faith with the Company and its underwriters, if any, in connection with such registration, including placing such shares in escrow or custody to facilitate the sale and distribution thereof.

                  (d) Each Holder, with respect to any Registrable Securities included in any registration, shall make no further sales or other dispositions, or offers therefor, of such shares under such registration statement if, during the effectiveness of such registration statement, an intervening event should occur which, in the opinion of counsel to the Company, makes the prospectus included in such registration statement no longer comply with the Securities Act until such time as such holder has received from the Company copies of a new, amended or supplemented prospectus complying with the Securities Act.

                  2.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use all reasonable good faith efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration. In addition, if at any time following the effective date of the first registration of any of the Company's securities under the Securities Act the Company shall cease to be subject to the requirements of
         Section 15(d) of the Exchange Act, the Company will make available to any of the Holders the information required by Rule 15c2-11(a)(4) of the Exchange Act (or any corresponding rule hereafter in effect).

                  2.9 TRANSFER OF REGISTRATION RIGHTS. The rights granted to a Holder hereunder may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder provided that:
(i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) the Holder notifies the Company in writing prior to the transfer or assignment and the assignee or transferee agrees in writing to be bound by the provisions of this Agreement, (iii) the transferee or assignee is acquiring no less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) and (iv) such transfer is not pursuant to a registration statement under the Securities Act or Rule 144 promulgated under the Securities Act.

                  3. MISCELLANEOUS.

                  3.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                  3.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  3.3 EFFECTIVE DATE; TERMINATION; ENTIRE AGREEMENT; AMENDMENT. Notwithstanding anything in this Agreement, this Agreement shall not be effective or binding on the Company or the Holders until it has been executed by the Company and HEOF. This Agreement and the Company's obligations under this Agreement shall terminate on the third anniversary of the effective date of this Agreement; provided that this Agreement may terminate earlier than the third anniversary of the effective date of this Agreement if all of the Registrable Securities are eligible for resale pursuant to Rule 144(k) of the Securities Act. Upon its effectiveness as provided herein, this Agreement shall constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. Except as expressly provided herein, this Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Holder or Holders holding at least fifty percent (50%) of the then outstanding Registrable Securities owned by the Holders; PROVIDED, HOWEVER, that if any of the rights of a Holder are adversely affected by such amendment separately from the rights of the other Holders of the same class of Registrable Securities, then in such instance the written consent of the Holder adversely affected shall be required.

                  3.4 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (a) if to a Holder, at such Holder's address set forth on Schedule A hereto, or at such other address as such party shall have furnished to the Company in writing, or
(b) if to the Company, at 12777 Jones Road, Suite 400, Houston, Texas 77070,
ATTN: President, or at such other address as the Company shall have furnished to the other parties hereto.

                  Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt, if delivered personally or by courier, or, if sent by mail, at the earlier of its receipt or 48 hours after same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

                  3.5 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

                  3.6 NO INTENT TO SELL OR DISTRIBUTE. HEOF acquired the Registrable Securities pursuant to the Purchase Agreement and the Series C Exchange Agreement and all related documents and instruments for its own account for investment and not with a view to the sale or distribution thereof.

                  3.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  3.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                  3.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereby effective as of the date first set forth above.

                             "COMPANY"

                             CYNET, INC.


                             By: /s/ Samuel C. Beale
                                -----------------------------------------------
                                Samuel C. Beale
                                Vice President


                             "HEOF"

                             HOUSTON ECONOMIC OPPORTUNITY FUND, L. P.

                             BY:  HEOF Management Corp.,
                             Its corporate general partner


                             By: /s/ Gene E. Humphrey
                                -----------------------------------------------
                                Gene E. Humphrey
                                President

                                   SCHEDULE A

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              ADDRESSES FOR NOTICE

         (a) if to Houston Economic Opportunity Fund, L.P., addressed to it at:

                                Houston Economic Opportunity Fund, L.P.
                                1400 Smith Street
                                Houston, Texas 77002
                                Attention: President

         with copies to:        Houston Economic Opportunity Fund, L.P.
                                1400 Smith Street
                                Houston, Texas 77002
                                Attention: Donna Lowry

         and                    Warner & Washington, L.L.P.
                                4410 Montrose Boulevard
                                Houston, Texas 77006
                                Attention: T. Deon Warner

         (b) if to the Company, addressed to:

                                CyNet, Inc.
                                12777 Jones Road, Suite 400
                                Houston, Texas 77070
                                Attention: President

         with copies to:        Samuel C. Beale
                                Vice President and General Counsel
                                CyNet, Inc.
                                12777 Jones Road, Suite 400
                                Houston, Texas 77070

         and                    James J. Spring, III
                                Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street, Suite 1400
                                Houston, Texas 77002

Any party may change its address for the purposes of this Section by giving the other party written notice of the new address in the manner set forth above.


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